UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2012 (February 20, 2012)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountants

Item 9.01 Financial Statements and Exhibits

SIGNATURE

Item 4.01 - Changes in Registrant’s Certifying Accountant, Financial Statements and Exhibits

a) On February 20, 2012, and acting upon a decision to change accountants recommended and approved by the Board of Directors of CardioGenics Holdings Inc. (the "Company"), the Company dismissed J.H. Cohn LLP ("J.H. Cohn") as the Company’s principal accountant, effective as of February 20, 2012.

The reports of J.H. Cohn on the financial statements of the Company, as of and for the fiscal years ended October 31, 2011 and 2010, did not contain an adverse opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended October 31, 2011 and 2010 and through the date of dismissal, (i) the Company did not have any disagreements with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no "reportable events," as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Concurrently with its filing of this Form 8-K with the Securities and Exchange Commission (the “Commission”), the Registrant has provided J.H. Cohn with a copy of the disclosures it is making in response to this Item 4.01, together with a request that J.H. Cohn furnish the Company with a letter addressed to the Commission stating whether J.H. Cohn agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter dated February 24, 2012, furnished by J.H. Cohn in response to that request is filed as Exhibit 16.1 to this Form 8-K.

b) On February 15, 2012, the Board of Directors of the Company approved the engagement of KPMG LLP ("KPMG"), effective immediately upon the dismissal of J.H. Cohn, as the new independent registered public accounting firm to audit the Company's financial statements beginning with the fiscal year ended October 31, 2012.  During the Company's fiscal years ended October 31, 2011 and 2010, and any subsequent interim period prior to engaging KPMG, neither the Company nor anyone acting on its behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement or reportable event between the Company and J.H. Cohn.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

16.1	Letter from J.H. Cohn LLP dated February 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

	By:	/s/ Yahia Gawad
Name: Yahia Gawad Title: Chief Executive Officer

Dated: February 24, 2012